Condensed Consolidated Statement of Changes in Equity (Parenthetical)	6 Months Ended
	Jun. 30, 2025 USD ($) shares
Reduction of issued capital	$ 0	[1]
Number of treasury shares cancelled (in shares) | shares	493,371
Treasury share cancellation	$ 4,933.71	[2]
Capital increase	200,000
Share premium
Reduction of issued capital	180,000,000.0	[1]
Capital increase	$ 200,000

[1]	The Share premium reserve was reduced by USD 180.0m, as decided at the Annual General Meeting on 16 April 2025 and subsequent court approval, in order to create further distributable reserves to support: (i) the future payment by the Company of dividends to its shareholders; and (ii) share buy-backs should circumstances dictate it desirable.

[2]	TORM cancelled 493,371 shares that were purchased in share buybacks on Nasdaq Copenhagen A/S in 2016 and 2020. Consequently, the share capital was reduced with a nominal value of, in aggregate, USD 4,933.71